Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine H. Yap, Principal Financial and Accounting Officer of ICON Capital, LLC, the Managing Trustee of the Registrant, in connection with the Quarterly Report of ICON Leasing Fund Twelve Liquidating Trust (the "Liquidating Trust") on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Liquidating Trust.

Date: November 14, 2017

/s/ Christine H. Yap
Christine H. Yap
Managing Director
(Principal Financial and Accounting Officer)
ICON Capital, LLC